Exhibit 99.1

Exela Technologies, Inc. Announces Extension and Support from Over 95% of Holders for Exchange Offer and Receipt of Requisite Consents to Proposed Amendments to Indenture Governing 10.000% First-Priority Senior Secured Notes due 2023

IRVING, Texas (December 2, 2021) – Exela Technologies, Inc. (“Exela” or the “Company”) (NASDAQ: XELA) today announced that it has further extended the early tender time and the expiration time, in each case, from 5:00 p.m., New York City time, on December 1, 2021 (the “Original Tender Time”) until 5:00 p.m., New York City time, on December 3, 2021 (the "Extended Tender Time") with respect to the previously announced exchange offer (the "Exchange Offer") by certain of its subsidiaries (the “Issuers”) for the Issuers’ outstanding 10.000% First-Priority Senior Secured Notes due 2023 (the “Old Notes”) and a solicitation of consents (the “Consent Solicitation”) to proposed amendments with respect to the indenture governing the Old Notes (the “Old Notes Indenture”) as described in the Offering Memorandum (as defined below). The extension was implemented to accommodate additional tenders after the expiration of the Original Tender Time by certain holders of Old Notes.

As of the Original Tender Time, approximately $893.5 million, or 95.5%, of outstanding Old Notes were validly tendered for exchange pursuant to the Exchange Offer (excluding any Old Notes held by the Issuers or affiliates). The deadline to validly withdraw tenders of the Old Notes has passed and has not been extended.

As of the Original Tender Time, the Issuers have received the requisite consents to the proposed amendments to the indenture governing the Old Notes, including to eliminate substantially all of the restrictive covenants contained in the Old Notes Indenture and the Old Notes, eliminate certain events of default, modify covenants regarding mergers and consolidations and modify or eliminate certain other provisions, including certain provisions relating to future guarantors and defeasance, contained in the Old Notes Indenture and the Old Notes. In addition, all of the collateral securing the Old Notes would be released upon consummation of the Exchange Offer. Old Notes validly tendered and not validly withdrawn at or prior to the Extended Tender Time will still be eligible to receive $900 in cash per $1,000 principal amount of the Old Notes, up to the maximum amount of $225 million in cash (excluding accrued and unpaid interest). As the cash offer is already oversubscribed, Old Notes validly tendered and not validly withdrawn at or prior to the Extended Tender Time will be accepted for cash on a pro rata basis (as a single class). The remainder of Old Notes validly tendered and not validly withdrawn at or prior to the Extended Tender Time and not accepted for cash will be exchanged into the Issuers’ 11.500% First-Priority Senior Secured Notes due 2026 (the “New Notes”) on the basis of $1,000 principal amount of the New Notes for each $1,000 principal amount of outstanding Old Notes. The Company expects settlement for the Exchange Offer to occur promptly after the Extended Tender Time.

The Exchange Offer and the Consent Solicitation are being made upon the terms and conditions set forth in the confidential offering memorandum and consent solicitation statement, dated October 27, 2021 (the “Original Offering Memorandum”), as supplemented by Supplement No. 1, dated November 19, 2021 (the “Offering Memorandum Supplement No. 1”), as further supplemented by Supplement No. 2, dated November 26, 2021 (the “Offering Memorandum Supplement No. 2”), and the press releases, dated November 10, 2021, November 19, 2021 and November 26, 2021 (together with the Original Offering Memorandum, the Offering Memorandum Supplement No. 1 and the Offering Memorandum Supplement No. 2, the “Offering Memorandum”), relating to the Old Notes. Capitalized terms used but not defined in this press release have the respective meanings ascribed to such terms in the Offering Memorandum.

Available Documents and Other Details

Documents relating to the Exchange Offer and the Consent Solicitation are available to certain holders of the Old Notes. The Offering Memorandum will only be distributed to eligible holders of the Old Notes who complete and return an eligibility form confirming that they are either a "qualified institutional buyer" under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or not a "U.S. person" under Regulation S under the Securities Act for purposes of applicable securities laws. Holders of the Old Notes who desire to complete an eligibility form should either visit the website for this purpose at http://www.dfking.com/exela or request instructions by sending an e-mail to exela@dfking.com or calling D. F. King & Co., Inc., the information agent for the Exchange Offer and the Consent Solicitation, at (888) 644-6071 (U.S. Toll-free) or (212) 269-5550 (Collect). Holders of the Old Notes also can get a copy of the Original Offering Memorandum, the Offering Memorandum Supplement No. 1 and the Offering Memorandum Supplement No. 2 from D. F. King & Co., Inc.

The New Notes will not be registered under the Securities Act or any other applicable securities laws and, unless so registered, the New Notes may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person, except pursuant to an exemption from the registration requirements thereof. Accordingly, the New Notes are being offered and issued only (i) to persons reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and (ii) to non-U.S. persons who are outside the United States (as defined in Regulation S under the Securities Act). Non U.S.-persons may also be subject to additional eligibility criteria.

The complete terms and conditions of the Exchange Offer and the Consent Solicitation are set forth in the Offering Memorandum. This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the New Notes. The Exchange Offer is only being made pursuant to the Offering Memorandum. The Exchange Offer is not being made to holders in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements generally are accompanied by words such as "may", "should", "would", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential", "seem", "seek", "continue", "future", "will", "expect", "outlook" or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, estimated or anticipated future results and benefits, future opportunities for Exela and other statements that are not historical facts. These statements are based on the current expectations of Exela management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties, including without limitation those discussed under the heading “Risk Factors” in Exela's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings. In addition, forward-looking statements provide Exela's expectations, plans or forecasts of future events and views as of the date of this communication. Exela anticipates that subsequent events and developments will cause Exela's assessments to change. These forward-looking statements should not be relied upon as representing Exela's assessments as of any date subsequent to the date of this press release.

About Exela

Exela is a business process automation (BPA) leader, leveraging a global footprint and proprietary technology to provide digital transformation solutions enhancing quality, productivity and end-user experience. With decades of experience operating mission-critical processes, Exela serves a growing roster of more than 4,000 customers throughout 50 countries, including over 60% of the Fortune® 100. Utilizing foundational technologies spanning information management, workflow automation and integrated communications, Exela’s software and services include multi-industry, departmental solution suites addressing finance and accounting, human capital management and legal management, as well as industry-specific solutions for banking, healthcare, insurance and the public sector. Through cloud-enabled platforms, built on a configurable stack of automation modules, and over 18,000 employees operating in 23 countries, Exela rapidly deploys integrated technology and operations as an end-to-end digital journey partner.